Exhibit 10.2

NON-DISTURBANCE AGREEMENT

THIS NON-DISTURBANCE AGREEMENT (this “Agreement”) is made and entered as of the 14th day of November, 2008, by and among Mark A. Emalfarb Trust under agreement dated October 1, 1997 (“Emalfarb Trust”), Francisco Trust under agreement dated February 28, 1996 (“Francisco Trust”) and Mark A. Emalfarb, individually (“Mr. Emalfarb” and collectively with Emalfarb Trust and Francisco Trust, the “Secured Parties” and each a “Secured Party”), Dyadic International (USA), Inc., a Florida corporation (formerly known as Dyadic International, Inc.) (the “Borrower”), Dyadic International, Inc., a Delaware corporation (“Parent”), and Codexis, Inc., a Delaware corporation (“Codexis”).

RECITALS

WHEREAS, pursuant to that certain Amended and Restated Note dated November 14, 2008 issued by Borrower and Parent to Emalfarb Trust, and that certain Loan and Security Agreement dated November 14, 2008 by and among the Borrower and Parent, as debtor, and the Secured Parties, the Secured Parties have a security interest in all of Borrower’s and Parent’s assets;

WHEREAS, Codexis proposes to obtain a non-exclusive license from the Borrower to certain patent rights and know-how relating to the generation and use of the Borrower’s proprietary C1 technology for the expression of certain genes and secretion of certain corresponding enzymes and other materials owned by the Borrower, pursuant to a license agreement dated the date hereof, by and among Codexis, the Borrower and the Parent (the “License Agreement”).

NOW, THEREFORE, in consideration of mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.           Defined Terms.

(a)           “Dyadic Materials” shall have the meaning ascribed to such term in the License Agreement.

(b)           “Licensed IP” shall have the meaning ascribed to such term in the License Agreement.

(c)           “Note” shall mean the Amended and Restated Note, dated as of November 14, 2008, and any other note that has been issued or may in the future be issued by the Borrower or Parent to any Secured Party evidencing secured indebtedness, and “Notes” shall mean all such notes.

(d)           “Security Agreement” means (i) the Loan and Security Agreement, dated November 14, 2008, by and among the Borrower and Parent, as debtor, and the Secured parties, and (ii) any other agreement related to secured indebtedness that has been entered into or may in the future be entered into between the Borrower or Parent and any Secured Party, and “Security Agreements” shall mean all such agreements.

2.           Each Secured Party represents that it has the power and authority to enter into this Agreement and to consent to the execution of the License Agreement by the Borrower.  Each Secured Party hereby consents to the execution of the License Agreement by the Borrower.

3.           Each Secured Party agrees that so long as the License Agreement shall be in effect and has not been terminated in accordance with its terms and regardless of whether Borrower or any other party breaches or defaults on the performance of any of the obligations secured pursuant to the Security Agreements, such Secured Party will not take any action against Borrower, Parent, or any of their affiliates which could diminish, disturb or interfere with any of Codexis’ rights under the License Agreement, including Codexis’ rights with respect to the Licensed IP and the Dyadic Materials established in accordance with the License Agreement.

4.           Each Secured Party agrees that so long as the License Agreement shall be in effect and has not been terminated in accordance with its terms and regardless of whether Borrower or any other party breaches or defaults on the performance of any of the obligations secured pursuant to the Security Agreements, such Secured Party will not take any action to terminate any rights of Borrower in the Licensed IP or Dyadic Materials or any rights related thereto.

5.           If, notwithstanding Paragraphs 3 and 4 above, any Secured Party or any agent thereof, shall assume, assign, take in satisfaction of debt, sell, transfer, or convey, the Licensed IP, Dyadic Materials, or any other rights licensed by Codexis pursuant to the License Agreement, through foreclosure or other means (including judicial or non-judicial sale), such Secured Party shall cause the License Agreement to continue in full force and effect as a direct license between the party acquiring the Licensed IP and/or rights to the Dyadic Materials or other rights (which may include any Secured Party or any third party) as the licensor, and Codexis as the licensee, and no additional payments shall be required from Codexis other than unpaid amounts set forth in the License Agreement.  Notwithstanding the foregoing, nothing herein shall be deemed to require any Secured Party to take any action that would violate any applicable law or court order.

6.           So long as the License Agreement shall be in effect and has not been terminated in accordance with its terms, no Secured Party shall join Codexis as defendant in any proceeding which may be instituted to foreclose or enforce any of the Security Agreements.

7.           This Agreement constitutes and contains the entire understanding and agreement of the parties respecting the subject matter hereof and cancels and supersedes any and all prior and contemporaneous negotiations, correspondence, understandings, and agreements by and among the parties, whether oral or written, regarding such subject matter.  This Agreement may be modified, changed or amended only in writing signed by the parties hereto, or their respective successors, assigns, executors, administrators or heirs.  This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors, assigns, executors, administrators or heirs.  No Secured Party shall be liable for any breach or default under this Agreement by any other Secured Party.  Each Secured Party agrees that it shall not transfer or assign any interest in a Note or Security Agreement without first obtaining a written agreement from such transferee or assignee agreeing to be bound by the terms of this Agreement in form and substance satisfactory to Codexis.  Each Secured Party shall only be bound by the terms of this Agreement for so long as it is a secured party under a Security Agreement; provided that any assignment or transfer of an interest in a Security Agreement is made in compliance with the terms of this Agreement.

8.           Each Secured Party represents and warrants to Codexis that, as of the date hereof, such Secured Party has not initiated foreclosure proceedings and is not exercising remedies under any Security Agreement against the Borrower or any of its assets, and has no present intention to do so. Each Secured Party represents and warrants to Codexis that the Loan and Security Agreement, dated as of November 14, 2008 by and among the Borrower and Parent, as debtor, and the Secured Parties, the Loan Documents referred to therein, and the Amended and Restated Note, dated as of November 14, 2008 issued by the Borrower and Parent to Emalfarb Trust, are the only currently effective agreements governing secured indebtedness between Borrower, Parent and the Secured Parties.

9.           Concurrently with the execution of this Agreement, the Borrower and the Secured Parties shall cause the Note to have the following legend on the first page of the Note:

“THE SALE, ASSIGNMENT OR TRANSFER OF THE OBLIGATIONS EVIDENCED HEREBY IS SUBJECT TO THE TERMS AND CONDITIONS OF A NON-DISTURBANCE AGREEMENT BY AND BETWEEN CODEXIS, INC., THE MARK A. EMALFARB TRUST UNDER AGREEMENT DATED OCTOBER 1, 1987, AS AMENDED, FRANCISCO TRUST UNDER AGREEMENT DATED FEBRUARY 28, 1996, AS AMENDED, MARK A. EMALFARB, AND DYADIC INTERNATIONAL (USA), INC.  EACH SUCCESSIVE HOLDER OF THIS NOTE OR ANY PORTION THEREOF, AGREES (1) TO BE BOUND BY THE TERMS OF THE NON-DISTURBANCE AGREEMENT AND (2) THAT IF ANY CONFLICT EXISTS BETWEEN THE TERMS OF THIS NOTE OR ANY DOCUMENT OR SECURITY AGREEMENT EXECUTED IN CONNECTION WITH THE DELIVERY OF THIS NOTE AND THE TERMS OF THE NON-DISTURBANCE AGREEMENT, THE TERMS OF THE NON-DISTURBANCE AGREEMENT SHALL GOVERN AND BE CONTROLLING.”

Borrower and Parent agree to take such action and to sign and deliver to Secured Parties, such instruments and documents as may be reasonably requested by any of the Secured Parties to perfect the liens granted to them in all of Borrower’s assets and to conform all of the Security Agreements such that all Secured Parties have all the rights granted to any Secured Party.  Mark A. Emalfarb shall assign to Borrower any interest in which he may have in any of the Licensed IP upon such terms and conditions as he and Borrower shall agree.

10.           Because the award of monetary damages would be an inadequate remedy, in the event of a breach or threatened breach by any Secured Party of any of the provisions of this Agreement, Codexis shall be entitled to an injunction restraining the breaching Secured Party from undertaking any such breach or threatened breach. Nothing herein shall be construed as prohibiting Codexis from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages from the Secured Parties.  The Secured Parties agree and acknowledge that Codexis may take such action as it deems necessary or appropriate in its sole discretion to notify third parties of its rights and interests under the License Agreement and this Agreement, which action may include the filing of UCC financing statements and filings with the United States Patent and Trademark Office, or their equivalents in foreign jurisdictions.

11.           The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the State of New York, excluding its principles of conflict of laws.

12.           This Agreement may be executed in any number of counterparts, all of which counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the Secured Parties, Codexis, Borrower and Parent have executed this Agreement on the date first above written.

SECURED PARTIES

THE MARK A. EMALFARB TRUST under Agreement dated October 1, 1987, as amended

By: /s/ Mark A. Emalfarb, Trustee

Mark A. Emalfarb, Trustee

FRANCISCO TRUST, under agreement dated February 28, 1996, as amended

By: /s/ Morley Alperstein, Trustee

Morley Alperstein, Trustee

/s/ Mark A. Emalfarb

MARK A. EMALFARB, as an individual

CODEXIS:

CODEXIS, INC., a Delaware corporation

By: /s/ Alan Shaw

Name: Alan Shaw

Title: President and CEO

AGREED AND ACKNOWLEDGED:

DYADIC INTERNATIONAL (USA), INC.,

a Florida corporation

By: /s/ Mark A. Emalfarb

Name: Mark A. Emalfarb

Title: CEO

DYADIC INTERNATIONAL, INC.,

a Delaware corporation

By: /s/ Mark A. Emalfarb

Name: Mark A. Emalfarb

Title: CEO